UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2026

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34481 (Commission File Number)	22-3341267 (IRS Employer Identification No.)

195 Clarksville Road
Princeton Junction, New Jersey 08550
(Address of Principal Executive Offices) (Zip Code)

(609) 716-4000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 28, 2026, Mistras Group, Inc., a Delaware corporation (the “Company”), issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01, announcing the expiration of the “go-shop” period established pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 17, 2026, by and among the Company, Athena Purchaser, LLC, a Delaware limited liability company (“Parent”), and Athena Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Acquisition Sub are controlled by funds affiliated with H.I.G. Capital (“H.I.G.”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Mistras Group, Inc., dated October 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information and Where to Find It

In connection with the proposed transaction between the Company and H.I.G., the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A on October 27, 2026 (File No. 001-34481), relating to a special meeting of the Company’s stockholders to seek stockholder approval in connection with the proposed transaction. Because the “go-shop” period under the Merger Agreement had not expired as of the filing of the definitive proxy statement, the Company is filing the press release as additional definitive proxy soliciting material to supplement the definitive proxy statement’s disclosure regarding the “go-shop” process. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE PRESS RELEASE AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Company has mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction, to be held virtually on November 24, 2026. Any vote in respect of proposals at the Company’s special meeting of stockholders should be made only on the basis of the information contained in the definitive proxy statement, as supplemented. Investors and securityholders are able to obtain free copies of the definitive proxy statement and other documents filed or that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). In addition, the definitive proxy statement and other documents filed or that will be filed by the Company with the SEC may be obtained from the Company free of charge by requesting them from Investor Relations by email at investors@mistrasgroup.com or by telephone at 1 (833) MISTRAS, or from D.F. King & Co., Inc., the Company’s proxy solicitor, at 28 Liberty Street, 53rd Floor, New York, NY 10005 or by calling toll-free at 888-605-1957.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about the Company and its directors and executive officers can be found in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 11, 2026, (ii) the Company’s proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2026, and (iii) the Company’s other filings with the SEC, including any statements of beneficial ownership on Form 3, Form 4 or Form 5. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at http://www.sec.gov, the SEC’s website, or on the Company’s investor relations website (http://www.investors.mistrasgroup.com). Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction, including their beneficial ownership of the Company’s securities, is included in the definitive proxy statement relating to the proposed transaction which was filed with the SEC on October 27, 2026 (File No. 001-34481), and in other relevant materials the Company may file with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including statements regarding the proposed transaction, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are intended to qualify for the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally use words such as “future,” “possible,” “potential,” “targeted,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “will,” “may,” “should,” “could,” “would” and other similar words and phrases. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such statements are not guarantees of future events or results and may not accurately indicate the timing of, or the date by which, such events or results will be consummated or achieved, if at all. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. Such risks, uncertainties and contingencies include, among others: uncertainties as to the timing of the proposed transaction; uncertainties as to how many of the Company’s stockholders will vote in favor of the proposed transaction, including the possibility that the Company’s stockholders may not approve the proposed transaction; the possibility that competing offers will be made notwithstanding the expiration of the “go-shop” period, including pursuant to the “fiduciary out” provisions of the Merger Agreement; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other closing conditions of the proposed transaction on a timely basis or at all; the risk that, prior to the completion of the proposed transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the proposed transaction on the market price of the Company’s common stock and/or on the Company’s business, financial condition, results of operations and financial performance; the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with the SEC and other written statements made by the Company from time to time. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mistras Group, Inc.

October 28, 2026	By:	/s/ Eileen M. Coggins
	Name:	Eileen M. Coggins
	Title:	Executive Vice President, General Counsel and Secretary